                                                                      EXHIBIT 1


                                3,937,744 SHARES

                         CANANDAIGUA WINE COMPANY, INC.

                              CLASS A COMMON STOCK
                               ($0.01 PAR VALUE)


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                               November __, 1994



CS FIRST BOSTON CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH
                  INCORPORATED
WILLIAM BLAIR & COMPANY
CHASE SECURITIES, INC.,
 As Representatives of the Several Underwriters,
 c/o  CS First Boston Corporation,
   Park Avenue Plaza
   New York, N.Y. 10055

Dear Sirs:

          1. Introductory. Canandaigua Wine Company, Inc., a Delaware corporation ("Company"), proposes to issue and sell to the several Underwriters named in Schedule A hereto ("Underwriters") 2,400,000 shares of its Class A Common Stock, $0.01 par value ("Securities"), and the stockholders listed in Schedule B hereto ("Selling Stockholders") propose severally to sell to the Underwriters an aggregate of 750,195 outstanding shares of the Securities (such 3,150,195 shares of Securities being hereinafter referred to as the "U.S. Firm Securities").

          It is understood that the Company and the Selling Stockholders are concurrently entering into a Subscription Agreement, dated the date hereof ("Subscription Agreement"), with CS First Boston Limited ("CSFBL"), Merrill Lynch International Limited, William Blair & Company and the other managers named therein ("Managers") relating to the concurrent offering and sale of 787,549 shares of Securities ("International Firm Securities") outside the United States and Canada ("International Offering").
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          In addition, the Company proposes to issue and sell, at the option of
CS First Boston Corporation ("CSFBC"), an aggregate of not more than 590,662 additional shares of Securities ("Optional Securities") to be purchased by the Underwriters and Managers on a pro rata basis. The Optional Securities to be purchased by the Underwriters are hereinafter called the "U.S. Optional Securities" and the Optional Securities to be purchased by the Managers are hereinafter called the "International Optional Securities". The U.S. Firm Securities and the U.S. Optional Securities are hereinafter called the "U.S. Securities"; the International Firm Securities and the International Optional Securities are hereinafter called the "International Securities"; and the U.S. Firm Securities and the International Firm Securities are hereinafter called the "Firm Securities". The U.S. Securities and the International Securities are collectively referred to as the "Offered Securities". To provide for the coordination of their activities, the Underwriters and the Managers have entered into an Agreement Between U.S. Underwriters and Managers (the "Intersyndicate Agreement") which permits them, among other things, to sell the Offered Securities to each other for purposes of resale.

          The Company and the Selling Stockholders hereby agree with the several Underwriters as follows:

          2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

               (i) A registration statement (No. 33-55997) relating to the Offered Securities, including a form of prospectus relating to the U.S. Securities, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If the Company does not propose to amend such registration statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission, or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or

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          post-effective amendment, as the case may be, is declared effective by the Commission. "Effective Date" means the date of the Effective Time. Such registration statement, as amended at the Effective Time, including all material incorporated by reference therein and including all information (if any) deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, is hereinafter referred to as the "Registration Statement", and the form of prospectus relating to the U.S. Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in the Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "U.S. Prospectus", and the form of prospectus relating to the International Securities, which is identical to the U.S.
          Prospectus except for the outside front cover page, the inside front cover page, the outside back cover page and the text under the captions "Underwriting" and "Notice to Canadian Residents" in the U.S. Prospectus and under the caption "'Subscription and Sale" in the form of prospectus relating to the International Securities (copies of such pages and text having been heretofore delivered to CSFBL on behalf of the Managers), is hereinafter referred to as the "International Prospectus"; and the U.S. Prospectus and the International Prospectus are hereinafter collectively referred to as the "Prospectuses".

               (ii) If the Effective Time is prior to the execution and delivery of this Agreement: (A) on the Effective Date, the Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the U.S. Prospectus pursuant to Rule 424(b), the Registration Statement and the U.S. Prospectus will conform, in all material respects, to the requirements of the Act and the Rules and Regulations, and none of such documents, nor the International Prospectus, includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time is subsequent to the execution and delivery of this Agreement: on the Effective Date, the Registration Statement and the U.S. Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and none of such documents, nor the

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          International Prospectus, will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from the Registration Statement or either of the Prospectuses based upon written information furnished to the Company by any Underwriter through the Representatives or by any Manager through CSFBL specifically for use therein, it being understood and agreed that the only such information is that described as such in
          Section 7(c).

               (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (iv) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries (except directors qualifying shares, if any), is owned beneficially by the Company free from liens, encumbrances and defects, except with respect to the security interests granted by the Company and its subsidiaries pursuant to the Second Amendment and Restatement dated as of August 5, 1994 of the Amendment and Restatement of Credit Agreement dated as of June 29, 1993 among the Company, certain subsidiaries, each of the lenders set forth on the signature page thereto (the "Banks") and The Chase Manhattan Bank (National Association) as Agent (the "Credit Agreement") and the Second Amended

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          and Restated Security Agreement dated as of August 5, 1994 among the
          Company, certain of its subsidiaries, the Banks and the Agent (the "Security Agreement").

               (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement and the Subscription Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectuses; and the stockholders of the Company have no preemptive rights with respect to the Securities.

               (vi) Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter or Manager for a brokerage commission, finder's fee or other like payment in connection with the offer and sale of the Offered Securities.

               (vii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except those rights granted pursuant to the Stock Purchase Agreement among the Company, Barton Incorporated and the stockholders of Barton Incorporated dated April 27, 1993 (the "Barton Stock Purchase Agreement") and each of the Option Agreements between the Company and each holder of options to purchase Securities which options were granted pursuant to the Asset Sale Agreement between the Company and Vintners International Company, Inc. dated September 14, 1993 (the "Vintners Agreement," and together with the Barton Stock Purchase Agreement, the "Registration Agreements"), pursuant to which the Company is either registering the Securities covered thereunder or is not required to register such Securities in connection with this Offering or the International Offering.

               (viii) The Securities are listed on The Nasdaq Stock Market ("NASDAQ").

               (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement or the Subscription Agreement in connection with the issuance and sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws.

               (x) The execution, delivery and performance of this Agreement and the Subscription Agreement, the issuance and sale of the Offered Securities and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement and the Subscription Agreement, respectively.

               (xi) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by the Company.

               (xii) The Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them, except with respect to security interests granted to the Banks under the Credit Agreement and the Security Agreement and the liens set forth in Schedule I-B thereto; and except as disclosed in the Prospectuses, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

               (xiii) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (xiv) Except as disclosed in the Prospectuses, no labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (xv) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, except where the failure to own or possess or have the ability to acquire any such intellectual property would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (xvi) Except as disclosed in the Prospectuses, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

               (xvii) Except as disclosed in the Prospectuses, there are no pending actions, suits or proceedings against or affecting the Company, any of the subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Company and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or the Subscription Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

               (xviii) The financial statements included in the Registration Statement and Prospectuses present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectuses, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules, if any, included in the Registration Statement present fairly the information required to be stated therein.

               (xix) Except as disclosed in the Prospectuses, since the date of the latest audited financial statements included in the Prospectuses there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectuses, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (xx) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectuses, will not be an "investment company" as defined in the Investment Company Act of 1940.

               (xxi) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes and the Company agrees to comply with such Section if prior to the completion of the distribution of the Offered Securities it commences doing such business.

               (xxii) All United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed (taking into account extensions granted by the applicable federal governmental agency) and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and except for such taxes the payment of which would not individually or in the aggregate result in a material adverse effect on the Company and its subsidiaries taken as a whole. All other corporate franchise and income tax returns of the Company and its subsidiaries required to be filed pursuant to applicable foreign, state or local laws have been filed, except insofar as the failure to file such returns would not individually or in the aggregate result in a material adverse effect on the Company and its subsidiaries taken as a whole, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and except for such taxes the payment of which would not individually or in the aggregate result in a material adverse effect on the Company and its subsidiaries taken as a whole.

     (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

               (i) Such Selling Stockholder has or will have, upon exercise of options (to which such Selling Stockholder has valid and unencumbered title) to purchase Class A Common Stock, and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into the Power of Attorney and Custody Agreement, this Agreement and the Subscription Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters and Managers will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date.

               (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by the Power of Attorney and Custody Agreement, this Agreement and the Subscription Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws.

               (iii) The execution, delivery and performance of the Power of Attorney and Custody Agreement, this Agreement and the Subscription Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholder or any of its properties or any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject, or if applicable, the charter of by-laws of such Selling Stockholder.

               (iv) The Power of Attorney and Custody Agreement with respect to such Selling Stockholder has been duly authorized (with respect to Selling Stockholders which are not individuals), executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               (v) This Agreement and the Subscription Agreement have been duly authorized by such Selling Stockholders which are not individuals. This Agreement and the Subscription Agreement have been duly executed and delivered by the Attorney-in-Fact on behalf of such Selling Stockholder.

               (vi) Such Selling Stockholder is not prompted to sell the Offered Securities to be sold by such Selling Stockholder by any information concerning the Company that is not set forth in the Prospectuses or other documents filed by the Company with the Commission pursuant to the periodic reporting and other informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act").

               (vii) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to cause or result in stabilization or manipulation of the price of the Class A Common Stock; and such Selling Stockholder has not distributed and will not distribute any prospectus (as such term is defined in the Act and the Rules and Regulations) in connection with the offering and sale of the Offered Shares other than any preliminary prospectus filed with the Commission or the Prospectuses or other material permitted by the Act or the Rules and Regulations.

               (viii) Except for Centre Capital Investors, L.P. and Household Commercial of California, Inc., neither such Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

               (ix) If the Effective Time is prior to the execution and delivery of this Agreement: (A) on the Effective Date, the Registration Statement and the documents incorporated by reference therein did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) on the date of this Agreement, at the time of filing the U.S. Prospectus pursuant to Rule 424(b) and at the Closing Date, the Registration Statement, the Prospectuses and the documents incorporated by reference therein do not include, or will not include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time is subsequent to the execution and delivery of this Agreement: on the Effective Date and the Closing Date, the Registration Statement, the Prospectuses and the documents incorporated by reference therein will not include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from the Registration Statement or either of the Prospectuses based upon written information furnished to the Company by any Underwriter through the Representatives or by any Manager through CSFBL specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c). For Selling Stockholders which are not executive officers or directors of the Company, the first two sentences of this paragraph (ix) apply only to the extent that any statements in or omissions from the Registration Statement or either of the Prospectuses are based on written information furnished to the Company by such Selling Stockholder specifically for use therein.

          3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company
and each Selling Stockholder, at a purchase price of $      per share, that
number of U.S. Firm Securities (rounded up or down, as determined by CSFBC in its discretion, in order to avoid fractions) obtained by multiplying 2,400,000 U.S. Firm Securities in the case of the Company and the number of U.S. Firm Securities set forth opposite the name of such Selling Stockholder in Schedule B hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of U.S. Firm Securities set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the total number of U.S. Firm Securities.

          Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with The First National Bank of Boston as custodian ("Custodian"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

          The Company and the Custodian will deliver the U.S. Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price by certified or official bank check or checks in New York Clearing House (next day) funds drawn to the order of the Company in the case of 2,400,000 shares of U.S. Firm Securities and the Custodian in the case of 750,195 shares of U.S. Firm Securities, at the New York office of Fried, Frank, Harris, Shriver & Jacobson, at 10:00 A.M., New York time, on November __, or at such other time no later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". The certificates for the U.S. Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of Fried, Frank, Harris, Shriver & Jacobson (or such other office designated by the Underwriters) at least 24 hours prior to the First Closing Date.

          In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the initial public offering of the Offered Securities, the Underwriters may purchase all or less than all of the U.S. Optional Securities at the purchase price per Security to be paid for the U.S. Firm Securities. The U.S. Optional Securities to be purchased by the Underwriters on any Optional Closing Date shall be in the same proportion to all the Optional Securities to be purchased by the Underwriters and the Managers on such Optional Closing Date as the U.S. Firm Securities bear to all the Firm Securities. The Company agrees to sell to the Underwriters such U.S. Optional Securities and the Underwriters agree, severally and not jointly, to purchase such U.S. Optional Securities. Such U.S. Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of U.S. Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of U.S. Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the U.S. Firm Securities. No Optional Securities shall be sold or delivered unless the U.S. Firm Securities and the International Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC on behalf of the Underwriters and the Managers to the Company.

          Each time for the delivery of and payment for the U.S. Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than seven full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the U.S. Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds drawn to the order of the Company, at the New York office of Fried, Frank, Harris, Shriver & Jacobson.
The certificates for the U.S. Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as

CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of Fried, Frank, Harris, Shriver & Jacobson (or such other office designated by the Underwriters) at a reasonable time in advance of such Optional Closing Date.

          4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the U.S. Securities for sale to the public as set forth in the U.S. Prospectus.

          5. Certain Agreements of the Company and the Selling Stockholders. The Company and the Selling Stockholders agree with the several Underwriters that:

               (a) If the Effective Time is prior to the execution and delivery of this Agreement, the Company will file the U.S. Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifth business day after the Effective Date. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b).

               (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Registration Statement or either of the Prospectuses and will not effect such amendment or supplement without CSFBC's prior consent which consent will not be unreasonably withheld; and the Company will also advise CSFBC promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplement of the Registration Statement or either of the Prospectuses and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

               (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter, Manager or dealer, any event occurs as a result of which either or both of the Prospectuses as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend either or both of the Prospectuses to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and, in the case of the U.S. Prospectus, file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

               (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

               (e) The Company will furnish to the Representatives copies of the Registration Statement (5 of which will be signed and will include all exhibits), each preliminary prospectus relating to the U.S. Securities, and, so long as delivery of a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter, Manager or dealer, the U.S. Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests. The Company will pay the expenses of printing and distributing to the Underwriters (or, if applicable, the Managers) all such documents.

               (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions in the U.S. and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such consent.

               (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

               (h) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or cause to be filed with the Commission a registration statement under the Act relating to any shares of Class A Common Stock or any securities convertible into or exchangeable or exercisable for any shares of Class A Common Stock or announce the intention to make such offer, sale, pledge, disposal or filing except the shares of Class A Common Stock offered in the Offerings, without the prior written consent of CSFBC; provided, however, that (i) the Company may grant options exercisable for up to 200,000 shares of Class A Common Stock pursuant to any employee stock option plan, (ii) the Company may offer and sell Class A Common Stock pursuant to the Company's employee stock purchase plan, and (iii) the Company may issue Class A Common Stock upon the exercise of options outstanding on the date hereof and pursuant to other obligations binding upon the Company and in effect on the date hereof. The Company has obtained a similar agreement from the Sands family addressed to the Underwriters and Managers with respect to the offer and sale of Securities held by them.

               (i) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will, pursuant to its Option Agreements related to the Asset Sale Agreement between the Company and Vintners International Company dated as of September 14, 1993, as amended, postpone the filing of any registration statement pursuant to any request under the Option Agreements. The Company hereby represents and warrants to the Underwriters that (A) it has not received a Registration Request (as defined under the Option Agreements) and that (B) the Company has not terminated a previous Blackout Period (as defined in the Option Agreements) within 90 days prior to the date of the initial public offering of the Offered Securities.

               (j) The Company, during the period when the Prospectuses are required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act subsequent to the time the Registration Statement becomes effective.

          The Company and each Selling Stockholder agree with the several Underwriters that the Company and such Selling Stockholders will pay all expenses incident to the performance of the obligations of the Company and such Selling Stockholders, as the case may be, under this Agreement, and the Company will reimburse the Underwriters (if and to the extent incurred by them) for any filing fees and other expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States as CSFBC designates and the printing of memoranda relating thereto, for the filing fee of the National Association of Securities Dealers, Inc. relating to the Offered Securities (and fees and disbursements of counsel relating thereto), for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Stockholders of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectuses (including any amendments and supplements thereto) to the Underwriters.

          The Company and the Selling Stockholders will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issuance tax, including any interest and penalties, on the creation, issuance and sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Company and the Selling Stockholders hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company or the Selling Stockholders are compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company and the Selling Stockholders shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

          Each Selling Stockholder agrees to deliver to the CSFBC Transactions Advisory Group on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 or W-8, whichever is applicable (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the U.S. Firm Securities on the First Closing Date and the U.S. Optional Securities to be purchased on each Optional Closing

Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

               (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the Effective Time), of Arthur Andersen LLP, public accountants for the Company, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                    (i) in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                    (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included or incorporated by reference in the Registration Statement;

                    (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                         (A) the unaudited financial statements and schedules included or incorporated by reference in the Registration Statement do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements and schedules for them to be in conformity with generally accepted accounting principles;

                         (B) at a specified date not more than five days prior
                    to the date of this Agreement, there was any change in the capital stock or increase in long-term debt, and at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated current assets, working capital, stockholders' equity or total assets as compared with amounts shown on the latest balance sheet included in the Prospectuses; or

                         (C) for the period from the closing date of the latest
                    income statement included in the Prospectuses to a specified date not more than five days prior to the date of this Agreement there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales, operating income, income before provision for income taxes or net income;

               except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectuses disclose have occurred or may occur or which are described in such letter;

                    (iv) they have read the pro forma consolidated financial
               information of the Company and the pro forma adjustments applied to the historical amounts included in or incorporated by reference into the Registration Statement (collectively, the "Pro Forma Statements"); inquired of officials of the Company who have responsibility for financial and accounting matters; compared the historical amounts of the Company in the Pro Forma Statements with audited consolidated financial statements or accounting records; and proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Statements; on the basis of this review, and other specified procedures, nothing came to their attention that caused them to believe that the Pro Forma Statements included in the Registration Statement and in Amendment No. 2 on Form 8-K/A dated November 1, 1994 to the Company's Form 8-K dated August 5, 1994 do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements; and

                    (v) they have compared specified dollar amounts (or
               percentages derived from such dollar amounts) and other financial information included or incorporated by reference in the Registration Statement (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          For purposes of this subsection, if the Effective Time is subsequent to the execution and delivery of this Agreement, "Registration Statement" shall mean the registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to the Effective Time, and "Prospectuses" shall mean the prospectus relating to the U.S. Securities included in the Registration Statement and the corresponding form of prospectus relating to the International Securities. All financial statements and schedules included in material incorporated by reference into the Prospectuses shall be deemed included in the Registration Statement for purposes of this subsection.

               (b) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the Effective Time), of Deloitte & Touche LLP confirming that they were independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder for Barton Incorporated and its subsidiaries ("Barton") as of June 28, 1993, and stating to the effect that:

                    (i) in their opinion the financial statements and schedules, if any, examined by them and incorporated by reference in the

               Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                    (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements referred to in Paragraphs 4.a and 4.b of such letter and included or incorporated by reference in the Registration Statement;

                    (iii) on the basis of the review referred to in clause (ii) above and inquiries of officials of Barton who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that the unaudited financial statements and schedules, if any, referred to in section (b)(ii) above do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements and schedules, if any, for them to be in conformity with generally accepted accounting principles; and

                    (iv) they have compared specified dollar amounts (or
               percentages derived from such dollar amounts) and other financial information included or incorporated by reference in the Registration Statement with the Company's accounting records or to amounts in schedules prepared by Barton (which schedules have been compared to the underlying accounting records of Barton) and have found such dollar amounts, percentages and other financial information to be in agreement, except as otherwise specified in such letter.

          For purposes of this subsection, if the Effective Time is subsequent to the execution and delivery of this Agreement, "Registration Statement" shall mean the registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to the Effective Time, and "Prospectuses" shall mean the prospectus relating to the U.S. Securities included in the Registration Statement and the corresponding form of prospectus relating to the International Securities. All financial statements and schedules included in material incorporated by reference into the Prospectuses shall be deemed included in the Registration Statement for purposes of this subsection.

               (c) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the Effective Time), of Ernst & Young LLP, public accountants for Vintners International Company, Inc. ("Vintners"), confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                    (i) in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                    (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included or incorporated by reference in the Registration Statement;

                    (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of Vintners, inquiries of officials of Vintners who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that A) with respect to the two-month periods ended September 30, 1993 and 1992, the unaudited financial statements and schedules included or incorporated by reference in the Registration Statement do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations, B) with respect to the unaudited condensed statement of operations information of Vintners for the six weeks ended October 15, 1993, the unaudited amounts were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of operations or C) with respect to the unaudited financial statements and schedules included or incorporated by reference in the Registration Statement, any material modifications should be made to such unaudited financial statements and schedules for them to be in conformity with generally accepted accounting principles; and

                    (iv) they have compared specified dollar amounts (or
               percentages derived from such dollar amounts) and other financial information included or incorporated by reference in the Registration Statement (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of Vintners subject to the internal controls of Vintners's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          For purposes of this subsection, if the Effective Time is subsequent to the execution and delivery of this Agreement, "Registration Statement" shall mean the registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to the Effective Time, and "Prospectuses" shall mean the prospectus relating to the U.S. Securities included in the Registration Statement and the corresponding form of prospectus
          relating to the International Securities.   All financial statements
          and schedules included in material incorporated by reference into the Prospectuses shall be deemed included in the Registration Statement for purposes of this subsection.

               (d) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the Effective Time), of KPMG Peat Marwick LLP, public accountants for the Almaden/Inglenook Product Lines of Heublein, Inc. ("Heublein"), confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                    (i) in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                    (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included or incorporated by reference in the Registration Statement;

                    (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of Heublein, inquiries of officials of Heublein who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the unaudited financial statements and schedules included or incorporated by reference in the Registration Statement do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements and schedules for them to be in conformity with generally accepted accounting principles; and

                    (iv) they have compared specified dollar amounts (or
               percentages derived from such dollar amounts) and other financial information included or incorporated by reference in the Registration Statement (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of Heublein subject to the internal controls of Heublein's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          For purposes of this subsection, if the Effective Time is subsequent to the execution and delivery of this Agreement, "Registration Statement" shall mean the registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to the Effective Time, and "Prospectuses" shall mean the prospectus relating to the U.S. Securities included in the Registration Statement and the corresponding form of prospectus relating to the International Securities. All financial statements and schedules included in material incorporated by reference into the Prospectuses shall be deemed included in the Registration Statement for purposes of this subsection.

               (e) If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time is prior to the execution and delivery of this Agreement, the U.S. Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

               (f) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the U.S. Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or a material limitation of trading in securities generally on the New York Stock Exchange or Nasdaq Stock Market, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United
          States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the U.S. Securities.

               (g) The Representatives shall have received an opinion, dated such Closing Date, of McDermott, Will & Emery, counsel for the Company and the Selling Stockholders, to the effect that:

                    (i) The Company has been duly incorporated, is validly
               existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing as a foreign corporation in the States of California, New Hampshire and New York. California Products Company ("CPC") has been duly incorporated, is validly existing and in good standing under the laws of the State of California. Barton Management, Inc. ("BMI") has been duly incorporated, is validly existing and in good standing under the laws of the State of Illinois and is duly qualified and in good standing as a foreign corporation in the States of California, Georgia, Montana, New York and West Virginia. Barton Beers, Ltd. is duly qualified and in good standing as a foreign corporation in the States of California, Connecticut, Florida, Illinois, Montana, New Jersey and New Hampshire. Barton Brands of California, Inc. is duly qualified and in good standing as a foreign corporation in the State of California;

                    (ii) The Offered Securities delivered on such Closing Date have been duly authorized and validly issued, and are fully paid and nonassessable. The stockholders of the Company have no preemptive rights with respect to the Offered Securities;

                    (iii) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the

               Company under the Act, except those rights granted pursuant to the Registration Agreements, pursuant to which the Company is either registering the Securities covered thereunder or is not required to register such Securities in connection with this offering or the International Offering;

                    (iv) No consent, approval, authorization, order,
               registration or qualification of or with any governmental authority or agency or, to such counsel's knowledge, any court or similar body is required under the laws of the United States and the State of New York and the General Corporation Law of the State of Delaware to be obtained or made by the Company for the execution, delivery or performance of, or the consummation of the transactions contemplated by, this Agreement, the Subscription Agreement or the Power of Attorney and Custody Agreement in connection with the issuance or sale of the Offered Securities, except (i) such as have been obtained under the Act and (ii) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Offered Shares by the U.S. Underwriters (as to which no opinion is required);

                    (v) The execution, delivery and performance of this
               Agreement or the Subscription Agreement, the issuance and sale of the Offered Securities, the consummation of the transactions herein or therein contemplated, and the application of the net proceeds from the sale of the Offered Shares in the manner described in the Prospectuses under the caption "Use of Proceeds" does not and will not (A) conflict with the charter and by-laws of the Company, CPC or BMI, (B) conflict with, constitute a breach of, or a default by the Company or any of its subsidiaries, as the case may be, under, or result in the creation or imposition of any lien, security interest or encumbrance upon any of the assets of the Company or any of its subsidiaries, as the case may be, pursuant to the terms of any indenture, mortgage, deed of trust, loan or credit agreement, bond, debenture, note, lease or other agreement or instrument listed on Annex 1 hereto, (C) contravene the General Corporation Law of the State of Delaware or any statute, rule or regulation under the laws of the United States and the States of New York, California and Illinois applicable to the Company or any of its subsidiaries or any of their respective properties or (D) to the knowledge of such counsel, conflict with or violate any judgment, decree or order of any court or governmental agency or court or body applicable to CPC or BMI and their respective properties;

                    (vi) The Company has the corporate power and authority to
               authorize, execute, deliver and perform all of its obligations under this Agreement and the Subscription Agreement. The execution, delivery and performance of this Agreement and the Subscription Agreement have been duly authorized by the Company. This Agreement and the Subscription Agreement have been duly executed and delivered by the Company;

                    (vii) The Offered Shares conform in all material respects to the descriptions thereof under the caption "Description of Capital Stock" in the Prospectuses. The statements made in the Prospectuses under the caption "Recent Acquisitions" in so far as they describe certain provisions of the agreements listed on Annex 2 hereto, are accurate in all material respects;

                    (viii) The Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1993 (the "Form 10-K"), at the time it was filed with the Commission, appeared on its face to be appropriately responsive in all material respects to the requirements of the Exchange Act, and the rules and regulations as promulgated by the Commission under the Exchange Act, except that such counsel may not express any opinion as to the financial statements, schedules and other financial data included therein or incorporated by reference therein, or excluded therefrom or the exhibits to the Form 10-K (except to the extent set forth in the next sentence of this paragraph) and such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Form 10-K. To such counsel's knowledge without having made any independent investigation and based upon representations of officers of the Company as to factual matters, there were no contracts or documents required to be filed as exhibits to the Form 10-K on the date it was filed which were not so filed;

                    (ix) Such counsel has been advised by the Commission that
               the Registration Statement has become effective under the Act at a.m. on November __, 1994, to the knowledge of such counsel after due inquiry any required filing of the U.S. Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b), and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission;

                    (x) The Registration Statement, including all information
               (if any) deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, as of its Effective Date, and the U.S. Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Rules and Regulations, except that such counsel may not express opinion as to the financial statements, schedules and other financial data included therein or incorporated by reference in, or excluded therefrom or the exhibits to the Registration Statement (except to the extent set forth in the next sentence of this paragraph), and such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the U.S. Prospectus except to the extent set forth in paragraph (vii) of this opinion. To such counsel's knowledge without having made any independent investigation and based upon representations of officers of the Company as to factual matters, there were no contracts or documents required to be filed as exhibits to the Registration Statement as of its Effective Date which were not so filed;

                    (xii) The Company is not required to register under the Investment Company Act of 1940, as amended (the "1940 Act"), as an "investment company" as such term is defined in the 1940 Act;

                    (xiii) Upon payment for the Offered Securities to be sold by the Selling Stockholders and when the Underwriters take delivery of the certificates representing the Offered Shares to be sold by the Selling Stockholders and assuming the Underwriters are acquiring such Offered Securities in good faith without notice of any adverse claim (within the meaning of the New York Uniform Commercial Code) the Underwriters will acquire such Offered Securities free of any adverse claim;

                    (xiv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or to our knowledge any court is required to be obtained or made by any Selling Stockholder under the laws of the United States and New York and the General Corporation Law of the State of Delaware for the consummation of the transactions contemplated by the Power of Attorney and Custody Agreement, this Agreement or the Subscription Agreement in connection with the sale of the Offered Securities sold by the Selling Stockholders, except such as have been obtained and made under the Act and such as may be required under state securities laws, provided that the foregoing opinion is limited to such consents, approvals, authorizations, orders or filings which, in our experience, are normally applicable to public offerings of securities of the type contemplated by this Agreement and the Subscription Agreement but which do not include laws applicable because of the specific regulatory status of any of the Selling Stockholders;

                    (xv) To our knowledge, the execution, delivery and
               performance of this Agreement, the Subscription Agreement, the Power of Attorney and Custody Agreement and the transactions herein contemplated will not result in a breach or violation of any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over any Selling Stockholder under the laws of the United States and New York and the General Corporation Law of the State of Delaware, provided that the foregoing opinion is limited to such breaches or violations which, in our experience, are normally applicable to public offerings of securities of the type contemplated by this Agreement and the Subscription Agreement but which do not include laws applicable because of the specific regulatory status of any of the Selling Stockholders;

                    (xvi) The Power of Attorney and related Custody Agreement with respect to each Selling Stockholder has been duly executed and delivered by such Selling Stockholder and, assuming due authorization by the Selling Stockholders which are not individuals, constitute valid and legally binding obligations of each such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                    (xvii) This Agreement and the Subscription Agreement have been duly executed and delivered by ___________ as Attorney-in-Fact for each Selling Stockholder.

               In addition, such opinion shall state that such counsel has participated in conferences with officers and representatives of the

          Company, representatives of the independent accountants of the Company, Barton, Vintners and Heublein and the Underwriters and the Managers at which the contents of the Registration Statement, the Prospectuses and the Form 10-K were discussed. Although such counsel is not required to pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectuses or any of the documents incorporated by reference therein, and are not required to make an independent check or verification thereof, except to the extent set forth in their opinion in paragraph (vii), such counsel is required to state that, based upon the foregoing, no facts have come to their attention to lead them to believe that as of its Effective Date, the Registration Statement (including all information (if any) deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act) and the documents incorporated therein by reference (except to the extent statements contained in such documents have been modified or superseded by statements contained in the Prospectuses), contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectuses (including the documents incorporated therein by reference except to the extent statements contained therein have been modified or superseded by statements contained in the Prospectuses) as of their date and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express any opinion or belief as to the financial statements, schedules and other financial data included therein, or incorporated by reference into, or excluded from the Registration Statement or the Prospectuses or the exhibits to the Registration Statement.

               Such counsel may limit its opinion to the laws of the United States and the States of New York, Illinois and California and the General Corporation Law of the State of Delaware.

               (h) The Representatives shall have received an opinion, dated such Closing Date, of Harter, Secrest & Emery, counsel for the Company, to the effect that:

                    (i) Each of the subsidiaries of the Company listed on Annex
               1 attached hereto (the "Subsidiaries") is a corporation duly incorporated or a limited partnership duly formed, in each case, validly existing and in good standing under the laws of their respective jurisdiction of incorporation. The Company and each of the Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction listed on Annex 2 attached hereto. The Company and each Subsidiary has all requisite corporate or partnership authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectuses. All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable and were not issued in violation of any preemptive or similar rights of stockholders arising under the corporate law of the state of incorporation of such Subsidiary, the charter or bylaws of such Subsidiary, or to the knowledge of such counsel, any agreement to which such Subsidiary is party, and, to the knowledge of such counsel, is owned by the Company or such Subsidiary, free and clear of any lien, adverse claim, security interest, restriction on transfer, shareholders' agreement, voting trust or other defect of title whatsoever except for the liens under the Second Amended and Restated Credit Agreement dated as of August 5, 1994;

                    (ii) The Company has an authorized capitalization as set
               forth in the Prospectuses and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive or similar rights of stockholders of the Company arising under the General Corporation Law of the State of Delaware, under the charter or bylaws of the Company or, to the best of such counsel's knowledge, under any agreement to which the Company is a party;

                    (iii) The execution, delivery and performance of this Agreement, the Subscription Agreement and the Offered Securities by the Company, and the application of the net proceeds from the sale of the Offered Securities in the manner described in the Prospectuses under the caption "Use of Proceeds", does not and will not, to the knowledge of such counsel, conflict with or violate any judgment, decree or order of any court or governmental agency or court or body applicable to the Company or any of its subsidiaries or any of their respective properties;

                    (iv) To the best knowledge of such counsel after due
               inquiry, except as described or referred to in the Prospectuses, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of the Subsidiaries is a party, or to which the property of the Company or any of the Subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate result in any material adverse change in the business, financial position, net worth, results of operations or prospects, or materially adversely affect the properties or assets, of the Company and the Subsidiaries taken as a whole or might materially adversely affect the consummation of the transactions contemplated by the Registration Statement; and all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or that affect any of their respective properties that are not described in the Prospectuses, including ordinary routine litigation incidental to the business, are, considered in the aggregate not to result in a material adverse change in the business, financial position, net worth, results of operations or prospects, or materially adversely affect the properties or assets, of the Company and the Subsidiaries taken as a whole;

                    (v) The Company's Quarterly Reports on Form 10-Q for the
               quarterly periods ended November 30, 1993, February 23, 1994, and May 31, 1994, and the Company's Current Reports on Form 8-K/A which amended the Form 8-K dated June 29, 1993; Form 8-K dated September 15, 1993; Form 8-K dated October 15, 1993, as amended by Form 8-K/A, Form 8-K/A-2 and Form 8-K/A-3; Form 8-K dated June 23, 1994; Form 8-K dated August 5, 1994, as amended by Form 8-K/A and Form 8-K/A-2; Form 8-K dated October 21, 1994; and Form 8-K dated November 7, 1994 (collectively, the "Reports"), at the time they were filed with the Commission, complied in all material respects to the requirements of the Exchange Act, and the rules and regulations as promulgated by the Commission under the Exchange Act, except that such counsel may not express any opinion as to the financial statements, schedules and other financial data included therein or incorporated by reference therein, or excluded therefrom or the exhibits to the Reports (except to the extent set forth in the next sentence of this paragraph) and such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Reports. To such counsel's knowledge without having made any independent investigation and based upon representations of officers of the Company as to factual matters, there were no contracts or documents required to be filed as exhibits to the Reports on the respective dates on which such Reports were filed which were not so filed.

               Such counsel may limit its opinion to the laws of the United States and the State of New York and the General Corporation Law of the State of Delaware.

               (i) The Representatives shall have received from Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations), counsel for the Underwriters and the Managers, such opinion or opinions, dated such Closing Date, with respect to the organization of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statement, the Prospectuses and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (j) The Representatives shall have received a certificate, dated such Closing Date, of the Chief Executive Officer and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the respective dates of the most recent financial statements in the Prospectuses, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectuses or as described in such certificate.

               (k) The Representatives shall have received letters, dated such Closing Date, of Arthur Andersen LLP, Deloitte & Touche LLP, Ernst & Young LLP and KPMG Peat Marwick LLP, respectively, which meet the requirements of subsections (a), (b), (c) and (d) of this Section, respectively, except that the specified date referred to in such subsection will be a date not more than five days prior to such Closing Date for the purposes of this subsection.

               (l) On such Closing Date, the Managers shall have purchased the International Firm Securities and, if applicable, the International Optional Securities, as the case may be, pursuant to the Subscription Agreement.

The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

          7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that the foregoing indemnity with respect to any untrue statement contained in or omission from a preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased any of the Securities if a copy of the final U.S. Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if (i) such is required by law, at or prior to the written confirmation of the sale of such Securities to such person, (ii) the final U.S. Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, (iii) such failure to deliver the U.S. Prospectus was not a result of noncompliance by the Company with Section 5(e) and (iv) the Underwriters shall have no requirement to deliver documents incorporated by reference in the U.S. Prospectus (as then amended or supplemented).

          (b) The Selling Stockholders, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders will not be liable in any such
- ------------------
case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided, further,
                                                              ------------------
that the foregoing indemnity with respect to any untrue statement contained in or omission from a preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased any of the Securities if a copy of the final U.S. Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if (i) such is required by law, at or prior to the written confirmation of the sale of such Securities to such person, (ii) the final U.S. Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, (iii) such failure to deliver the U.S. Prospectus was not a result of noncompliance by the Company with Section 5(e) and (iv) the Underwriters shall have no requirement to deliver documents incorporated by reference in the Prospectus (as then amended or supplemented); and provided, further, that the Selling Stockholders who are not executive
- ----------------------
officers or directors of the Company shall only be subject to such liability to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based upon written information in or from the Registration Statement or either of the Prospectuses provided by such Selling Stockholders specifically for use therein; and provided, further, that the Selling Stockholders who are executive
         ----------------------
officers or directors of the Company shall not be responsible under this subsection (b) for any amount which exceeds the net proceeds received by such Selling Stockholder from the sale of the Offered Securities.

          (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the U.S. Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters; the legend concerning over-allotments, stabilizing and passive market making on the inside front cover page; the Underwriters and the number of shares to be purchased by each Underwriter in the first paragraph, and the fifth, sixth, seventh, eighth, ninth and last paragraphs under the caption "Underwriting".

          (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the U.S. Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the U.S. Securities (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provision of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each Selling Stockholder and to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company or a Selling Stockholder within the meaning of the Act.

          8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase U.S. Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of U.S. Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of U.S. Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the U.S. Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of U.S. Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of U.S. Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Stockholders for the purchase of such U.S. Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to U.S. Optional Securities after the First Closing Date, this Agreement will not terminate as to the U.S. Firm Securities or any U.S. Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

          9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the U.S. Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the U.S. Securities by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect. If any U.S. Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the U.S. Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(f), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the U.S. Securities.

          10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o CS First Boston Corporation, Park Avenue Plaza, New York, N.Y. 10055, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company or the Selling Stockholders, will be mailed, delivered or telegraphed and confirmed to it at Canandaigua Wine Company, Inc., 116 Buffalo Street, Canandaigua, New York 14424, Attention:
Robert Sands; provided, however, that any notice to an Underwriter pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

          11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

          12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CS First Boston Corporation will be binding upon all the Underwriters. Richard Sands and/or Robert Sands as attorneys-in-fact will act for the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by Richard Sands and/or Robert Sands will be binding upon all the Selling Stockholders.

          13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

          14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          The Company and the Selling Stockholders hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    CANANDAIGUA WINE COMPANY, INC.

                                    By: ________________________________
                                        Name:
                                        Title:

                                    THE SELLING STOCKHOLDERS NAMED
                                    IN SCHEDULE B ATTACHED HERETO

                                    By: ________________________________
                                        Name:
                                        Title:


The foregoing Underwriting Agreement
  is hereby confirmed and accepted as
  of the date first above written.

    CS FIRST BOSTON CORPORATION
    MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED
    WILLIAM BLAIR & COMPANY
    CHASE SECURITIES, INC.

      Acting on behalf of themselves and as
        the Representatives of the several
        Underwriters.

    By CS FIRST BOSTON CORPORATION

    By: ____________________________
        Name:
        Title:

                                   SCHEDULE A


                                           Number of U.S.
                                         Firm Securities to
              Underwriter                   be Purchased
                                         ------------------
CS First Boston Corporation.............
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated................
William Blair & Company.................
Chase Securities, Inc. .................







                                             ---------
Total...................................     3,150,195
                                             =========

                                   SCHEDULE B

                                                        Number of
                                                   U.S. Firm Securities
Selling Stockholder                                     to be Sold
- -------------------                                --------------------
Alexander L. Berk.................................         1,881
Mandell L. and Madeleine H. Berman................         7,918
Arthur Brody......................................        35,289
Centre Capital Investors, L.P. ...................        32,230
Michael P.H. Cliff................................        11,849
Chrysler Capital Corporation......................         1,825
Michael J. Doyle..................................         2,073
Byron and Dorothy Gerson..........................         7,458
Roger Gimbel......................................         1,876
Edward L. Golden..................................        16,850
Norman R. Goldstein...............................        12,301
Ellis M. Goodman..................................       140,864
Margaret J.  Gramble..............................           126
Bernard Grobman...................................         1,876
William F. Hackett................................         8,800
Donald S. and Darrell L. Hirsch, as Trustees of
       the Donald S. and Darrell Lynn Hirsch
       Family Living Trust........................         2,458
Household Commercial of California, Inc. .........       116,660
Frank A. Jerant...................................         1,945
Hugh Kennedy......................................         1,491
John M. Kent......................................         2,407
Edwin W. Macrae...................................         1,390
Fred R. Mardell...................................        48,000
Thomas A. Medley..................................           962
Harry Mekow.......................................         2,246
Merrill Lynch, Pierce, Fenner & Smith
       Custodian FBO Michael P.H. Cliff...........           713
Stephen M. Neumer, as Trustee of the Goodman Gift
       Trust FBO Sara Goodman.....................        54,425
Stephen M. Neumer, as  Trustee of Goodman Gift
       Trust FBO Paul Goodman.....................        54,425
Raymond E. Powers.................................         2,400
Norman P. Rappaport...............................        18,201
Helene Reinlieb...................................         2,528
Estate of Manny Reinlieb..........................         2,528

Rothschild Trust (Schweiz) AG and Rothschild Trust
     Cayman Limited, as  Trustees of the Harry and
     Judith Solomon 1986 Own Settlement...........        27,658
Rothschild Trust (Schweiz) AG and Rothschild Trust
     Cayman Limited, as Trustees of the Harry and
     Judith Solomon 1986 No. III Children's
     Settlement...................................        27,658
Irving Russo......................................         2,778
Herbert H. Schiff.................................         4,862
Gary J. Schlem....................................           126
Paul M. Schlem....................................        36,907
J.E. Seagram Corp.................................           669
Joseph E. Seagram & Sons, Inc.....................        22,082
Smith Barney as IRA Custodian for Michael J. Doyle           303
Spectrum Associates...............................         7,918
The Tyssen  Trust.................................         8,269
Vintners Associates, Inc. ........................        10,706
Marvin Weisenfeld.................................         1,207
William Zheutlin..................................         3,057
                                                         -------
Total.............................................       750,195
